                                                              EXHIBIT 10.14


                              DATED 29th April 1993

                       THE MASTER FELLOWS AND SCHOLARS OF

                            TRINITY COLLEGE CAMBRIDGE

                                     - and -

                                IBRD EUROPE, INC.

================================================================================

                                      LEASE

                                     - of -

         Unit 324 Phase 5 Cambridge Science Park, Milton Road, Cambridge

================================================================================

Term: l2th January 1993 to 25th December 1997
Rent: (POUND)75,000 per annum

                                                                Mills & Reeve,
                                                                112 Hills Road,
                                                                Cambridge.
                                                                CB2 1PH. (LAP)
                                                                jim2819.edoc

THIS LEASE is made the twenty ninth day of April One thousand nine hundred and ninety three

BETWEEN

(1) ("the Lessors") THE MASTER FELLOWS AND SCHOLARS OF THE COLLEGE OF THE HOLY AND UNDIVIDED TRINITY WITHIN THE TOWN AND UNIVERSITY OF CAMBRIDGE OF KING HENRY THE EIGHTH'S FOUNDATION

(2) ("the Lessee") IBRD EUROPE. INC. whose principal office is situate at 2525 Campus Drive Irvine California 92715 U.S.A.

NOW THIS DEED WITNESSETH as follows:-

INTERPRETATION

1.    IN this Lease unless the context otherwise requires:-

      (A) "the Lessors" shall include the person for the time being entitled to the reversion immediately expectant on the determination of the said term as herein defined

      (B) "the Lessee" shall include the Lessee's successors in title and assigns and where relevant shall include personal representatives

      (C) "the Guarantor" means any person who has entered into a guarantee of the Lessee's covenants contained in this Lease (whether by separate deed pursuant to the provisions of this Lease or otherwise) and shall include if it is an individual that person's personal representatives

      (D) "the Surveyor" means any suitably qualified Surveyor or where appropriate Consulting Engineers Architects and Agents employed from time to time by the Lessors

      (E) "the said term" means the total period of demise hereby granted and (save in respect of Clause 2 hereof and in respect of the service of any statutory notice of termination) any period of holding over or any extension or continuance thereof whether by statute or common law where the context so admits

      (F) "service channels" means all such flues sewers drains ditches pipes wires watercourses cables channels gutters ducts and other conductors of services and plumbing and ventilating equipment and motors appurtenant thereto as are now existing or which may be constructed or laid during the said term and within the period of limitation as herein defined

      (G) "Plan A" means the plan annexed hereto and marked "A" and "Plan B" means the plan annexed hereto and marked "B"

      (H) "the demised premises" means, the property hereby demised as described in the First Part of the First Schedule hereto including all service channels in on or under such property and fixtures and fittings (other than tenant's fixtures and fittings) therein together with all additions alterations and improvements to such property

      (I) "the Estate" shall mean Cambridge Science Park shown [Illegible] Plan A situate adjoining Milton Road partly in the City [Illegible] and partly in the County of Cambridgeshire together [Illegible] further neighbouring area in respect of which the Lessors [Illegible] may from time to time or at any time during the [Illegible] receive planning permission to develop for uses similar [Illegible] use of the said area edged blue and which the Lessors [Illegible] of limitation elect to include in Cambridge Science Park [Illegible]

      (J) "the period of limitation" means the period of eighty years commencing on the date hereof or such longer period as the law may permit (which period is hereby specified as the perpetuity period applicable to this Lease under the rule against perpetuities)

      (K) "the insured risks" means loss or damage by fire aircraft and other aerial devices or articles dropped therefrom lightning explosion riot and civil commotion malicious damage earthquakes storm tempest flood burst pipes impact and such other risks as the Lessors may from time to time reasonably deem it desirable to insure against and against which they shall at that particular time have a policy of insurance in effect subject to the Lessors first having given to the Lessee written notice thereof and subject also to such exclusions and limitations as the insurers may impose

      (L) "the Planning Acts" means the Town and Country Planning Acts 1948 to 1990 the Planning (Hazardous Substances) Act 1990 the Planning (Listed Buildings and Conservation Areas) Act 1990 the Local Government Planning and Land Act 1980 and the Public Health Acts 1875 to 1969 and all notices directions orders regulations byelaws rules and conditions under or in pursuance of or deriving effect therefrom from time to time and any reference herein to these or any other Act or Acts shall include a reference to any statutory modification or re-enactment thereof for the time being in force and any future legislation of a like nature

      (M) "the Building" means the building numbered 320 (containing the block of units numbered 321-329 (both numbers inclusive)) Cambridge Science Park including the Common Parts (as hereinafter defined) shown for identification purposes edged green on Plan A and all alterations and improvements thereto and all plant and equipment machinery fittings and furnishings now or hereafter therein but excluding tenants' fixtures and fittings

      (N) "the Lessors' neighbouring premises" means any land or buildings now or hereafter during the period of limitation erected adjoining or neighbouring the demised premises (whether beside under or over) which belong to the Lessors now or hereafter during the period of limitation including those parts of the Building not forming part of the demised premises

      (O) "the Common Parts" means those parts of the building which are not intended to be demised by an occupational tenancy from time to time including but not limited to the entrance reception area plant room lifts landings fire escapes toilets washrooms roadways car parks paths gardens and kitchen facilities

CAMBRIDGE SCIENCE PARK

               PLAN A

                                  [Map omitted]

      (P) "the Estate Service Charge" shall mean a service rent in respect of

            (a) the maintenance repair cultivation and management of the Estate including all roads ways and paths service channels amenity grounds and cultivated areas (whether situate thereon or otherwise serving the same) and

            (b) all such other matters whatsoever which in the reasonable opinion of the Surveyor shall be necessary to maintain high standards for a development of such a character including without prejudice to the generality hereof a notional figure as certified by the Surveyor equivalent to the reasonable market rental for the time being of any premises provided by the Lessors on the Estate to be used or occupied (whether with or without rental) to enable the Lessors the Surveyor and their respective servants or employees to implement and carry out such maintenance repairs cultivation and management of the Estate and all other matters as aforesaid but less any rental thereof received by the Lessors such service charge to be in the reasonable opinion of the Surveyor such as shall be just and equitable in all the circumstances PROVIDED ALWAYS THAT such service rent shall not include any sum in respect of the cost of the initial laying out or construction of the Estate or any work or costs arising out of or in connection with such initial construction

      (Q) "Interest" shall mean interest at the yearly rate of three per cent above the base rate published from time to time by Barclays Bank PLC or (in the event of base rate or Barclays Bank PLC ceasing to exist) such other equivalent rate of interest as the Lessors may from time to time in writing specify

      (R) "enactments" shall include all present and future Acts of Parliament (including but not limited to the Public Health Acts 1875 to 1969 the Factories Act 1961 the Offices Shops and Railway Premises Act 1963 the Fire Precautions Act 1971 the Defective Premises Act 1972 the Health and Safety at Work etc. Act 1974 and the Planning Acts) and all notices directions orders regulations bye-laws rules and conditions under or in pursuance of or deriving effect therefrom and any reference herein to a specific enactment or enactments (whether by reference to its or their short title or otherwise) shall include a reference to any enactment amending or replacing the same and any future legislation of a like nature

      (S) "the Lessee's New Works" shall mean the works described in the Sixth Schedule hereto

      (T) "the Planning Agreements" shall mean

            (a) an agreements dated the Eighth day of November One thousand nine hundred and seventy one made pursuant to Section 37 of the Town and Country Planning Act 1962 between the County Council of the Administrative County of Cambridgeshire and Isle of Ely (1) and the Lessors (2) and

            (b) an agreement dated the Nineteenth day of August One thousand nine hundred and seventy five made pursuant to Section 52 of the Town and Country Planning Act 1971 between the same parties and in the same order as the Section 37 agreement and

            (c) an agreement dated the Second day of February One thousand nine hundred and eighty two made pursuant to Section 52 of the Town and Country Planning Act 1971 between South Cambridgeshire District Council (1) and the Lessors (2) and

            (d) an agreement dated the Twenty sixth day of June One thousand nine hundred and eighty four made pursuant to Section 52 of the Town and Country Planning Act 1971 between South Cambridgeshire District Council (1) and the Lessors (2) and

            (e) an agreement dated the Second day of June One thousand nine hundred and eighty eight made pursuant to Section 52 of the Town and Country Planning Act 1971 between South Cambridgeshire District Council (1) and the Lessors (2)

      (U) words importing the masculine gender only include the feminine gender and vice versa and include any body of persons corporate or unincorporate words importing the singular number only include the plural number and vice versa and the word "person" shall include any body of persons corporate or unincorporate and all covenants by any party hereto shall be deemed to be joint and several covenants where that party is more than one person and any covenant by the Lessee not to do or not to do or omit to do an act or thing shall be deemed to include an obligation not to permit or suffer such act or thing to be done or omitted

      (V) "the Yearly Rent Commencement Date" shall mean the twelfth day of October One thousand nine hundred and ninety three

THE DEMISE HABENDUM AND REDDENDUM

2. In consideration of the several rents and covenants on the part of the Lessee herein reserved and contained the Lessors HEREBY DEMISE unto the Lessee ALL THOSE the demised premises TOGETHER WITH (in common with the Lessors their lessees and assigns and all other persons from time to time having the like rights) the rights set out in the Second Part of the First Schedule hereto EXCEPT AND RESERVING UNTO THE LESSORS and their successors in title assigns and lessees and all persons from time to time properly authorised by them the interests rights reservations and exceptions more particularly set out in the First Part of the Second Schedule hereto TO HOLD the demised premises unto the Lessee SUBJECT to any or all easements and other rights (if any) now subsisting over or which may affect the same and the matters referred to in the documents referred to in the Second part of the Second Schedule hereto from the twelfth day of January One thousand nine hundred and ninety three to the Twenty fifth day of December One thousand nine hundred and ninety seven but determinable nevertheless as hereinafter provided YIELDING AND PAYING THEREFOR unto the Lessors during the said term

      (a) from the Yearly Rent Commencement Date yearly and proportionately for any fraction of a year the rent of Seventy five thousand pounds ((POUND)75,000) per annum exclusive of Value Added Tax the first such payment or a proportionate part thereof in respect of the period from the Yearly Rent Commencement Date to the next following quarter day to be made on the Yearly Rent Commencement Date and thereafter such rents to be paid by equal quarterly instalments in advance on the four usual quarter days in every year

      (b) by way of further rent the Service Charge and Interim Charge specified in the First Part of the said Third Schedule hereto to be paid on the days and in the manner specified therein and

      (c) by way of further rent on demand the rents specified in the Second Part of the said Third Schedule all such payments to be made without any deduction

LESSEE'S COVENANTS

3. THE Lessee HEREBY COVENANTS with the Lessors that the Lessee will at all times during the said term duly observe and perform all the covenants and provisions on the Lessee's part set out in the Fourth Schedule hereto and the provisions and conditions contained in this Lease

LESSORS' COVENANTS

4. THE Lessors HEREBY COVENANT with the Lessee that the Lessors will at all times during the said term duly observe and perform all the covenants and provisions on the Lessors' part set out in the Fifth Schedule hereto and the other provisions and conditions contained in this Lease

PROVISO AGREEMENT AND DECLARATION

5. PROVIDED ALWAYS and it is hereby agreed as follows:-

AS TO RE-ENTRY

(A) If and whenever the said rents hereby reserved or any part thereof respectively shall be in arrear for twenty eight days next after the same shall have become due whether any formal or legal demand therefor shall have been made or not or if and whenever there shall be any breach non-observance or non-performance by the Lessee of any of the covenants on the part of the Lessee herein contained or if the Lessee being a Company shall become subject to an administration order or shall suffer a trustee receiver or similar officer to be appointed over the whole or any part of the Lessee's undertaking property or assets or shall be the subject of a winding up order by the Court (save for the purpose of reconstruction or amalgamation of a solvent company not involving a realization of assets) or pass a resolution for winding up (save as aforesaid) or otherwise enter into liquidation or if the Lessee being an individual (or being more than one individual any one of them) shall be adjudged bankrupt or shall enter into a composition scheme or arrangement with or for the benefit of the Lessee's creditors or suffer any distress or execution to be levied on or enforced against the Lessee's goods then and in any such case it shall be lawful for the Lessors to re-enter into and upon the whole of the demised premises or any part of the demised premises in the name of the whole and thereupon this present demise shall absolutely determine and become null and void but without prejudice nevertheless to any right of action or remedy of the Lessors in respect of any antecedent breach by the Lessee of any of the covenants on the Lessee's part herein contained

AS TO NOTICES

(B) Any notice under this Lease shall be in writing and any notice

      (a) to the Lessee shall be deemed to be sufficiently served if

            (i) left addressed to the Lessee on the demised premises or

            (ii) sent to the Lessee by recorded delivery post if within the United Kingdom or by post at the last known address or (if a Company) registered or principal office of the Lessee and

      (b) to the Guarantor (if any) shall be deemed to be sufficiently served if sent to the Guarantor by recorded delivery post if within the United Kingdom or by post at the last known address or (if a Company) registered or principal office of the Guarantor and

      (c) to the Lessors shall be deemed to be sufficiently served if

            (i) sent to the Lessors by recorded delivery post at the last known address or (if a Company) registered office of the Lessors

            (ii) whilst the reversion immediately expectant on the determination of the said term is vested in the original Lessors (as named herein) addressed to the Lessors' Senior Bursar and delivered to him personally or sent to him by post at Trinity College Cambridge CB2 1TQ

AS TO RENT ABATEMENT

(C) In case the demised premises or any part thereof shall at any time during the said term be so damaged by the insured risks or any of them as to be unfit for occupation and use then (unless the insurance money shall be wholly or partially irrecoverable by reason solely or in part of any act omission neglect or default of the Lessee or their employees servants agents independent contractors customers visitors licensees invitees or any other person under the Lessee's control) the rent hereby reserved or a fair proportion thereof according to the nature and extent of the damage sustained (the amount of such proportion to be determined by the Surveyor acting reasonably) shall be suspended either for the period from the date of such damage until the date when the demised premises shall again be rendered fit for occupation and use or for three years (whichever of the said periods shall be the shorter) and any dispute with reference to this proviso shall be referred to arbitration in accordance with Clause 5 (G)

AS TO PART II LANDLORD AND TENANT ACT 1954

(D) If this Lease is within Part II of the Landlord and Tenant Act 1954 then subject to the provisions of subsection (2) of Section 38 of that Act neither the Lessee nor any assignee of the said term or of the demised premises shall be entitled on quitting the demised premises to any compensation under
Section 37 of that Act

AS TO WARRANTIES

(E) The Lessee hereby acknowledges and admits that the Lessors have not given or made any representation or warranty that the use of the demised premises herein authorised is or will remain a permitted use under the Planning Acts

AS TO LESSORS' POWERS TO DEAL WITH THE LESSORS' NEIGHBOURING PREMISES

(F) Notwithstanding anything herein contained the Lessors and all persons authorised by the Lessors shall have power without obtaining any consent from or making any compensation to the Lessee to deal as the Lessors may think fit with the Lessors' neighbouring premises and to erect thereon or on any part thereof any building whatsoever and to make any repairs alterations or additions and carry out any demolition or rebuilding whatsoever (whether or not affecting the light or air to the demised premises) which the Lessors may think fit or desire to do subject to the Lessors or the person exercising such power making good any damage caused to the demised premises in the exercise of such power to the reasonable satisfaction of the Lessee and PROVIDED THAT in the exercise of such power the Lessors will not so far as the Lessors are able materially restrict access to and from the demised premises

AS TO ARBITRATION

(G) If any dispute or difference shall arise between the parties hereto touching these presents or the rights or obligations of the parties hereunder such dispute or difference shall in the event of this Lease expressly so providing and otherwise may by agreement between the parties be referred to a single arbitrator to be agreed upon by the parties hereto or in default of agreement to be nominated by the President or Vice President for the time being of the Royal Institution of Chartered Surveyors on the application of any party in accordance with and subject to the provisions of the Arbitration Acts 1950 and 1979

AS TO LESSORS' OBLIGATIONS

(H) Nothing herein contained shall render the Lessors liable (whether by implication of law or otherwise howsoever) to do any act or thing which the Lessors have not expressly covenanted to carry out provide or do in the Fifth Schedule hereto

JURISDICTION

6. The Courts of England and Wales (or in the case of Arbitration the Arbitrator referred to in sub-clause (G) hereof) shall have jurisdiction to determine any difference or dispute arising hereunder and in the event of any such difference or dispute the process whereby any Court action of proceeding or reference to arbitration is begun or the process for any appeal arising therefrom may in addition to any other form of service authorised by law (or in the case of arbitration by the Arbitration Acts 1950 and 1979) in the case of the Lessee be served on it at the offices of [Illegible] Kenneth

Brown 100 Fetter Lane London EC4A 1DD (Ref 37) or such other place within the United Kingdom as it may from time to time notify to the Lessors

HEADINGS

7. The headings hereto are inserted for convenience of reference only and shall not in any manner affect the construction meaning or effect of anything herein contained or govern the rights of the parties hereto

This instrument is executed as a deed and by its execution the parties authorise their respective solicitors to deliver it for them on the date it is completed

                   THE FIRST SCHEDULE hereinbefore referred to
                                   FIRST PART

THE DEMISED PREMISES

ALL THAT Unit Numbered 324 forming part of the Building on Cambridge Science Park containing approximately Four thousand eight hundred and forty five square feet net and shown for the purposes of identification only edged red on Plan B and including

      (1) the plaster and other decorative finishes to the internal walls

      (2) the raised floors including the void beneath and any service channels therein exclusively serving the unit demised by this Lease

      (3) the false ceiling including the void above and any service channels therein exclusively serving the unit demised by this Lease but excluding the floor slab of the unit above

      (4) the windows and the window frames and the glass therein and door frames and doors

      (5) the Lessors' fixtures and fittings which include the plant machinery and equipment referred to in the Eighth Schedule to the extent that the same are situate within the aforesaid unit numbered 324 but excluding the exterior of the Building and any part of the structure foundations and roof of the same

                                  SECOND PART

THE RIGHTS

RIGHT TO SERVICES

(1) Save in relation to statutory undertakers services at all times hereafter the right of passage of water soil electricity gas air and other services from and to the demised premises through the service channels now in under or upon the Building or the Estate or the Lessors' neighbouring premises and all such rights of access for the Lessee as may from time to time be reasonably required for the purpose of laying inspecting cleansing repairing maintaining or renewing such service channels or any of them but the enjoyment of the

                                                                       PLAN B

                                                                     FIRST FLOOR

                                  [GRAPHIC OMITTED]
aforesaid rights shall be subject to the person or persons exercising such rights causing as little damage or interference as is reasonably possible in the exercise of such rights and the Lessee being liable to make good all damage to the Estate or the Lessors' neighbouring premises thereby occasioned with all reasonable dispatch

RIGHT OF WAY

(2) The right of way for all purposes necessary for the use and enjoyment of the demised premises for the purposes herein authorised but not further or otherwise with or without vehicles over the roadways coloured brown on Plan A until the same are adopted by the Local Authority as roads and footpaths maintainable at the public expense

RIGHT TO PARK

(3) The right to park no more than twenty seven cars on the car parking spaces comprised within the Common Parts in such spaces as may from time to time be specified by the Lessors but not otherwise

RIGHT OF SUPPORT

(4) The right of subjacent and lateral support shelter and protection from the remainder of the Building

RIGHT TO USE COMMON PARTS

(5) Subject to sub-clause (3) above the right to the proper use of the Common Parts for the purposes for which they are provided but not for any other purpose

RIGHT TO DISPLAY NAME

(6) The right to display the Lessee's name and logo on the communal sign provided from time to time by the Lessors for that purpose in the entrance way to the Building (subject to the Lessee obtaining the prior written approval of the Lessors to the size and design thereof such approval not to be unreasonably withheld or delayed)

                  THE SECOND SCHEDULE hereinbefore referred to
                                   FIRST PART
              EXCEPTIONS AND RESERVATIONS IN FAVOUR OF THE LESSORS

RIGHT TO SERVICES

1. At all times hereafter the right of passage and running of appropriate services through the service channels forming part of the demised premises and to make connection with such service channels or any of them for the purpose of exercising the said rights and all such rights of access for the Lessors the Survey or and the Lessors' lessees employees and agents and all persons from time to time authorised by the Lessors as may from time to time be reasonably required for the purpose of laying inspecting cleansing repairing maintaining renewing or adding to such service channels or any of them but the enjoyment of the aforesaid rights shall be subject to the Lessors or other the person or persons exercising the same or having the benefit thereof being liable to make good all damage to the demised premises thereby occasioned with reasonable dispatch

RIGHT TO LIGHT AND AIR

2. The Lessee shall not be entitled to any right of access of light or air to the demised premises which would restrict or interfere with the user of the Building the Estate or any of the Lessors' neighbouring premises or any part thereof for building or otherwise howsoever

RIGHT TO SUPPORT

3. The right to support and shelter and all other rights and privileges in the nature of easements and quasi-easements now or hereafter belonging to or enjoyed by the Building the Estate or the Lessors' neighbouring premises

RIGHT TO ENTER

4. At all times during the said term the right with or without the Surveyor the Lessors' employees workmen and agents and any persons authorised by them to enter the demised premises on reasonable prior notice (except in emergency) for the purpose of doing any act matter or thing in respect of which the Lessors are permitted entry to the demised premises under the Fourth Schedule hereto upon the terms therein stated and for all other requirements of the Lessors as in the opinion of the Lessors shall be reasonably necessary such reservation to be in addition to and not in substitution for or limitation of any other rights exceptions or reservations to which the Lessors are entitled hereunder PROVIDED THAT the Lessors or the persons exercising this right shall (as soon as reasonably practicable) make good all damage caused to the demised premises in the exercise of the right to the reasonable satisfaction of the Lessee

ACCESS TO COMMON PARTS

5. The right of way in the case of the Lessors on reasonable prior notice to the Lessee (except in emergency) for the Lessors and all persons authorised by the Lessors with or without equipment to and from those parts of the Common Parts comprising the kitchen and toilet facilities and cupboard housing the power supply edged blue on Plan B to enable the same to be properly used for the purposes provided

                                   SECOND PART
                              EXISTING ENCUMBRANCES

(1) The Planning Agreements

                   THE THIRD SCHEDULE hereinbefore referred to
                         THE RENTS PAYABLE BY THE LESSEE
                                   FIRST PART
                        SERVICE CHARGE AND INTERIM CHARGE

DEFINITIONS

1. In this Part of this Schedule the following expressions shall have the following meanings respectively:-

(A) "the Lessors' Services" shall mean

      (1) effecting and maintaining an insurance policy or policies in respect of the Building (excluding all plate and other glass therein) in accordance with the provisions of Clause 2 of the Fifth Schedule of this Lease and against such liability or liabilities of the Lessors their agents servants and workmen (including negligence) in connection with or arising out of the Building or the occupation maintenance or management thereof or any part thereof as the Lessors in their absolute discretion shall think fit and all reasonable professional fees which the Lessors may from time to time properly incur in connection with the valuation of the Building for insurance purposes

      (2) cleaning lighting maintaining and repairing the Common Parts including cultivating the gardens comprised therein

      (3) providing and maintaining any refuse disposal services security services fire alarms fire fighting equipment and signage provided by the Lessors and all other such services which are provided for the benefit of all the lessees of the Building

      (4) providing space heating and domestic water to the Building

      (5) the provision of gas water electricity and other services to the Common Parts

      (6) the provision of all services and equipment to the Common Parts from time to time including (but not limited to) lavatories and the drains therefrom the provision of cleaning facilities for the Common Parts and all other services provided for the use of the lessees of the Building except in so far as the Lessors in their absolute discretion may charge a lessee or occupier for the use thereof directly

      (7) refurnishing and decorating the Common Parts when reasonably necessary

      (8) decorating maintaining and repairing the Building in accordance with Clause 5 of the Fifth Schedule hereto

      (9) employing managing agents to perform all or any of the services specified in this sub-clause (A) and a caretaker to manage supervise or attend to the security of the Building including the provision of uniforms and materials and of services provided by them

      (10) the provision of any extraordinary or emergency services or expenses incurred by the Lessors for the benefit of the Lessee and other lessees of the Lessors relating to the Building

      (11) any steps taken by the Lessors (including legal proceedings) which the Lessors may reasonably decide in the interests of good estate management are necessary for the benefit or protection of the Building as a whole and any rights and easements appurtenant thereto or which may be required by any Act of Parliament or bye-law

      (12) the payment of any rates water rates taxes assessments duties charges and impositions whatsoever (whether or not of a recurring nature) now or hereafter during the said term assessed charged or imposed on or in respect of those parts of the Building which are not demised or not intended to be demised by an occupational tenancy from time to time

      (13) enforcing or attempting to enforce against any lessee of the Building the observance of any covenant in that lessee's lease of part of the Building the non-observance of which is or may reasonably be considered by the Lessors to be detrimental to the Lessors the Lessee or the other lessees of the Building

      (14) the provision installation maintenance repair and renewal of such other services and facilities and the pursuit of such other like activities as the Lessors shall in their reasonable discretion determine or provide for the Building in the interest of good estate management

      (15) any other act or thing done in the discretion of the Lessors in or about or in connection with the Building reasonably calculated to be for the benefit of the Lessee (either alone or in conjunction with other lessees of the Lessors) but not otherwise provided for in this Lease

      (16) the payment of all Value Added Tax chargeable in connection with services rendered by the Lessors for which the Service Charge is payable but so that the Lessors may from time to time withhold add to vary extend or make any alterations in the rendering of the services or any of them from time to time as appropriate if reasonably considered by the Lessors to be for the benefit of any or all of the lessees of the Building

(B) "Accounting Period" shall mean a period commencing on the First day of December in any year and ending on the Thirtieth day of November in the following year

(C) "the Cost of the Lessors' Services" in respect of any Accounting Period shall mean the aggregate of

      (a) the costs and expenses incurred by the Lessors of providing the Lessors' Services and

      (b) a proper proportion (to be reasonably determined by the Surveyor whose determination shall be final) of the Estate Service Charge attributable to the Building and

      (c) a reasonable sum by way of a provision towards a fund to cover the cost and expense of replacing renewing maintaining repairing and decorating the Building and replacing renewing repairing and maintaining the plant installations and equipment therein and of any expenditure by way of maintenance which is of a periodically recurring nature (whether recurring regularly or irregularly (hereinafter called "the Fund") and the amount of such provision towards the Fund shall be determined by the Surveyor acting reasonably (as an expert and not as an arbitrator) and on the assumption that each year the Service Charge shall include such provision towards such anticipated costs so that the Fund shall accumulate sufficient monies to cover the anticipated expenditure whether or not the expenditure so anticipated shall occur in whole or in part during the said term PROVIDED THAT

            (i) nothing herein shall oblige the Lessors to establish the Fund or if established to maintain the Fund sufficient in whole or in part to cover the costs and expenses hereinbefore specified

            (ii) all such sums received by the Lessors for the Fund shall be credited to an interest bearing deposit account separate from the Lessors' own money and shall be held by the Lessors upon trust during the period of eighty years from the Twenty fifth day of December One thousand nine hundred and eighty nine (which shall be the perpetuity period applicable) for the persons or corporations who from time to time shall be tenants of the Building to apply the same and any interest accruing thereto for the purposes hereinbefore specified and at the expiry of the perpetuity period any such sums unexpended shall be paid to the persons or corporations who shall then be tenants of the Building in shares calculated by reference to their then contributions

      (D) "the Service Charge" shall mean the proportion of the Cost of the Lessors' Services which in the reasonable opinion of the Surveyor shall be just and equitable in all the circumstances PROVIDED THAT the Lessee shall not be responsible for the cost of the Lessors' Services in respect of those parts of the Building (as do not comprise Common Parts) which are unlet from time to time

      (E) "the Interim Charge" shall mean such sum as is to be paid on account of the Service Charge in respect of each Accounting Period as the Lessors shall from time to time specify in writing such Interim Charge to be based on the anticipated Cost of the Lessors' Services for the then current Accounting Period estimated by reference to (inter alia) the total expenditure for the immediately preceding Accounting Period

2. The first payment of the Interim Charge in respect of the period from the twelfth day of January One thousand nine hundred and ninety three to the next following quarter day shall be made on the date hereof and thereafter the Interim Charge shall be paid to the Lessors by equal quarterly payments in advance on the four usual quarter days in each year and in case of default the same shall be recoverable from the Lessee as rent in arrear

3. As soon as practicable after the expiration of each Accounting Period there shall be served upon the Lessee by the Lessors or the Surveyor a Certificate by the Surveyor containing the following information:-

      (i) the amount of the Interim Charge paid by the Lessee in respect of that Accounting Period together with any surplus carried forward from previous Accounting Periods

      (ii) the amount of the Service Charge in respect of that Accounting Period and of any excess or deficiency of the Service Charge over the Interim Charge

4. If the Interim Charge paid by the Lessee in respect of any Accounting Period exceeds the Service Charge for that period the surplus of the Interim Charge so paid over and above the Service Charge shall forthwith be carried forward by the Lessors and credited to the account of the Lessee in computing the Service Charge and Interim Charge payable by the Lessee in succeeding Accounting Periods

5. If the Service Charge payable by the Lessee in respect of any Accounting Period exceeds the Interim Charge paid by the Lessee in respect of that Accounting Period together with any surplus from previous years carried forward as aforesaid then subject to the provisions of Clause 6 below the Lessee shall pay the excess to the Lessors within twenty one days of the service upon the Lessee of the Certificate referred to in Clause 3 above and in case of default the same shall be recoverable from the Lessee as rent in arrear

6. The Surveyor shall keep a proper account (with vouchers so far as reasonably possible) of the cost of the Lessors' Services for each Accounting Period and the Lessee shall be entitled at any time within one month after service of the Certificate to inspect the accounts and receipts and vouchers upon which the same is based relating to the Cost of the Lessors' Services and to raise with the Surveyor all reasonable questions arising thereon and to obtain satisfactory replies thereto

                                   SECOND PART
                         OTHER RENTS PAYABLE UPON DEMAND

RENT FOR COMMON PARTS

1. To the extent that the same is not covered by the Service Charge hereinbefore referred to a fair and proper proportion attributable to the demised premises of the cost and expense of making repairing maintaining rebuilding cleansing and operating all ways roads pavements service channels yards bicycle stores vehicle parks and gardens fences party structures and any installations equipment fittings fixtures easements appurtenances or conveniences which shall belong to or be used by the demised premises in common with other parts of the Building and with the other buildings on the Estate and the Lessors' neighbouring premises and with any other premises adjoining or neighbouring or over or under the demised premises (or any of them) including architects' and surveyor's fees properly incurred in connection with such works (such fair and proper proportion to be certified by the Surveyor acting reasonably whose certificate shall be final and binding on the Lessee)

INTEREST ON ARREARS

2. Interest on any monies payable by the Lessee to the Lessors under any covenant or provision of this Lease which remain unpaid in the case of the rent reserved by clause 2 (a) of this Lease and (if the lessee has been notified in writing of the amount of the Interim Charge for the Accounting Period in question) the Interim Charge from the date the same are due whether demanded or not and in other cases from the date of written demand for seven days shall be payable by the Lessee such Interest to be calculated from the date when such monies were due until the date of actual payment PROVIDED THAT the provisions of this Clause shall not prejudice any rights or remedies of the Lessors in respect of any breach of any of the covenants on the part of the Lessee herein contained

INSURANCE EXCESS

3. If a claim arising under any policy of insurance effected by the Lessors upon the Building shall be subject to any insurance excess the Lessee shall reimburse or otherwise indemnify the Lessors against a fair and proper proportion (to be conclusively determined by the Surveyor acting reasonably whose determination shall be final) of the amount of such excess

                  THE FOURTH SCHEDULE hereinbefore referred to
                               LESSEE'S COVENANTS

TO PAY RENT

1. To pay to the Lessors the rents hereby reserved at the times and in the manner herein appointed for payment thereof without any deduction set off or (except as provided by Clause 5 (C) of this Lease) abatement whatsoever and to pay those rents reserved in Clause 2 (a) of this Lease by standing order to the bankers of the Lessors

TO PAY OUTGOINGS

2. To pay and discharge all rates taxes duties assessments charges impositions and outgoings whatsoever (whether parliamentary local public utility or of any other description and whether or not of a recurrent nature) now or at any time during the said term taxed assessed charged imposed upon or payable in respect of the demised premises or any part thereof or by the Lessors or Lessee or owner or occupier in respect thereof

TO REPAIR AND DECORATE

3. (a) Well and substantially to cleanse maintain and repair the demised premises and every part thereof (including all additions thereto and all the Lessors' fixtures fittings plant and machinery therein and the service channels forming part of the demised premises) and the drains connecting the demised premises to and as far as their points of connection to the drains used in common

      (b) Without prejudice to the generality of sub-clause (a) hereof to paint (or otherwise decorate) with two coats at least of good quality paint (or other suitable materials) all such parts of the demised premises as have been usually painted (or otherwise decorated) such painting (or other decoration) to be in the fifth year of the said term and in the last year of the said term (however determined but not more than once in any period of twelve months) and otherwise as the Lessors may reasonably so require

      (c) Not to remove or damage any of the Lessors' fixtures and fittings in the demised premises and to replace with similar articles of at least equal quality such fixtures and fittings as may be lost or worn out or become unit for use

PROVIDED THAT all work referred to in this Clause shall be done in a good and workmanlike manner and to the reasonable satisfaction of the Surveyor AND PROVIDED FURTHER THAT the liability of the Lessee under this Clause shall not extend to damage caused by any of the insured risks unless the insurance shall have been vitiated or insurance monies rendered irrecoverable in whole or in part by any act omission neglect or default of the Lessee or their employees servants agents independent contractors customers visitors licensees invitees or any other person under the Lessee's control

NOT TO MAKE ALTERATIONS

4. (a) Not to alter the demised premises (except as regards the carrying out by the Lessee of the Lessee's New Works) and not to cut maim injure or damage any part thereof (including the Lessee's New Works once these have been completed) and not to make any alteration in the plan or elevation of the demised premises or in the nature of the use of the demised premises or any part thereof or to make any erection or addition whatsoever or to carry out any development (as defined in the Planning Acts) on or to the demised premises or any part thereof without the consent in writing of the Lessors which shall not be unreasonably withheld or delayed (except for the erection or alteration to the layout of non-structural demountable partitions subject to the Lessors being supplied with full details thereof)

      (b) Without prejudice to any other rights of the Lessors immediately upon the Lessors by notice in writing to that effect requiring them so to do to remove all additional buildings erections works alterations or additions whatsoever to the demised premises for which the Lessors' consent in writing has not first been obtained pursuant to the provisions of sub-clause (a) of this Clause (herein called "the unauthorised works") and make good and restore the demised premises to the state and condition thereof before the unauthorised works were carried out and if the Lessee shall neglect to do so for twenty eight days after such notice then it shall be lawful for the Surveyor the Lessors and the Lessors' servants contractors agents and workmen to enter upon the demised premises and to remove the unauthorised works and to make good and restore the same to the state and condition existing before the carrying out of the unauthorised works and all proper expenses of so doing shall be repaid to the Lessors by the Lessee within seven days of a written demand in that behalf being served on the Lessee

      (c) Any consent on the part of the Lessors pursuant to the provisions of sub-clause (a) of this Clause may be subject to such conditions as the Lessors may reasonably require including (but not limited to) reinstatement of the demised premises at the expiration or sooner determination of the said term

TO PERMIT ENTRY

5. To permit the Lessors the Surveyor and their respective workmen and persons duly authorised by them respectively on reasonable prior notice in writing (except in emergency) at reasonable hours to enter the demised premises for the purposes of

      (a) viewing the same

      (b) taking Inventories of the fixtures fittings appliances and equipment to be yielded up at the expiration or sooner determination of the said term

      (c) inspecting for defects in and recording the condition of the demised premises or any other breaches of covenant on the part of the Lessee

      (d) inspecting cleansing maintaining repairing altering renewing or adding to the Estate or any buildings thereon or the Lessors' neighbouring premises or any other premises adjoining the demised premises (whether beside under or over) or any service channels not comprised within the demised premises

      (e) performing any covenant complying with any condition or pursuant to any reservation contained in this Lease including but not limited to the Lessors' obligations under Clause 5 of the Fifth Schedule or any other reasonable purpose connected with the management of the demised premises or the Building PROVIDED THAT the Lessors shall as soon as reasonably practicable make good all damage to the demised premises caused by such entry to the reasonable satisfaction of the Lessee

TO REPAIR ON NOTICE

6. (a) To make good to the reasonable satisfaction of the Surveyor within two months or such shorter period as may be reasonable in the circumstances (or immediately in case of emergency) any defect in or want of repair or decoration of the demised premises for which the Lessee is liable hereunder or any other want of compliance with any of the obligations on the part of the Lessee under this Lease in respect of which the Lessors or the Surveyor has given notice in writing to the Lessee

      (b) If the Lessee shall not comply with sub-clause (a) hereof the Lessee shall permit the Lessors the Surveyor and their respective workmen (without prejudice to any other remedy of the Lessors) to enter the demised premises and make good such defect breach or want of compliance as aforesaid without the payment of any compensation to the Lessee and the proper expenses of so doing (including legal costs and Surveyor's fees) together with Interest from the date of expenditure by the Lessors shall be paid by the Lessee to the Lessors on demand and shall be recoverable as rent in arrear

TO PAY COST OF DAMAGE

7. Without prejudice to any other provisions herein contained to pay to the Lessors on demand the full cost as determined by the Surveyor acting reasonably of making good any damage to the Common Parts and/or the Building and to the road coloured brown on Plan A and any other roads and road fittings on the Estate including but not limited to lighting and signs or any other part of the Estate whether occasioned by the Lessee or its employees servants agents independent contractors customers visitors licensees invitees or any other person under the Lessee's control

TO PAY LESSORS' COSTS

8. To pay the Lessors' reasonable and proper costs and expenses (including legal costs and Surveyor's and other professional fees)

      (a) In or in contemplation of any proceedings relating to the demised premises under Sections 146 and/or 147 of the Law of Property Act 1925 or the preparation and service of notices thereunder (whether or not any right of re-entry or forfeiture has been waived by the Lessors or a notice served under the said Section 146 is complied with by the Lessee or the Lessee has been relieved under the provisions of the said Act and notwithstanding that forfeiture is avoided otherwise than by relief granted by the Court)

      (b) In the preparation and service of any Schedule of Dilapidations at any time during or within six months after the expiry or sooner determination of the said term

      (c) In connection with the recovery of arrears of rent due from the Lessee hereunder (including but not limited to bailiffs' commission incurred by the Lessors of and incidental to every distress levied by the Lessors on the Lessee's goods for the recovery of overdue rent or other sums due under this Lease)

      (d) In connection with approving plans and specifications required hereunder and the supervision and inspection of alterations erections additions and any other works carried out by the Lessee where the Lessors' consent is required under this Lease

      (e) In respect of any application for consent required by this Lease whether or not such consent be granted and the Lessors' reasonable and proper legal costs incurred in connection with the preparation and completion of this Lease subject to a maximum of Two thousand five hundred pounds

AS TO USE AND SAFETY

9. Save in properly designed stores or containers and in accordance with the recommendations (if any) of any competent authority and the insurers of the demised premises not to keep or use or permit or suffer to be kept or used upon the demised premises any materials which are inflammable explosive or otherwise dangerous or any machinery apparatus or equipment and any other thing which may attack or in any way injure by percolation corrosion vibration excessive weight or otherwise the structure of the Building the Estate or the Lessors' neighbouring premises or the keeping or using whereof may contravene any enactments

NOT TO USE FOR UNLAWFUL OR ILLEGAL PURPOSES OR CAUSE NUISANCE

10. Not to

      (a) use or permit or suffer the demised premises or any part thereof to be used for any unlawful illegal or immoral purpose or for the manufacture sale or consumption of intoxicating liquors or for the manufacture sale or consumption of Controlled Drugs as defined by the Misuse of Drugs Act 1971 (otherwise than by a practitioner or pharmacist as defined by that Act) or for the manufacture publication or sale of any article or thing which may in the reasonable opinion of the Lessors be pornographic offensive or obscene or for betting gaming or lotteries or as a hotel club billiards saloon dance hall funfair or amusement premises or for an auction or for any noisy noxious or offensive trade or business and

      (b) do or permit or suffer to be done on the demised premises or any part thereof anything which may be or become or cause an annoyance inconvenience nuisance damage disturbance injury or danger of or to the Lessors or the owners lessees or occupiers of the Building or any premises in the Estate or the neighbourhood or which in the reasonable opinion of the Lessors might be detrimental to the use or development of the demised premises or of the Estate or of the Lessors' neighbouring premises (or any of them) and to pay to the Lessors all costs charges and expenses which may be incurred by the Lessors in abating any nuisance on or arising from the demised premises and executing all works as may be necessary for such purpose

      (c) use any radio television video or sound system audible outside the demised premises or play or suffer to be played any musical instrument audible outside the demised premises

NOT TO RESIDE

11. Not to reside on the demised premises and not to create or permit or suffer to be created any residential tenancy or residential occupation of the demised premises or any part thereof

AS TO USER

12. Not to use the demised premises or any part thereof other than for a purpose appropriate to a science park that is to say any one or more of the following uses

      (a) Scientific research associated with industrial production

      (b) Light industrial production of a kind which is dependent on regular consultation with either or both of the following:

            (i) The Lessee's own research development and design staff established in the Cambridge Study Area

            (ii) The scientific staff or facilities of the University of Cambridge or of local scientific institutions

      (c) Ancillary buildings and works appropriate in the opinion of the Lessors to the use of the demised premises as part of a science park

TO KEEP OPEN AND SECURITY

13. (a) Not to permit the demised premises to remain vacant or unattended without the prior written consent of the Lessors (which the Lessors may grant or withhold at their absolute discretion but which shall not be withheld in respect of periods of not more than twenty eight days connected with any assignment or underletting of the demised premises pursuant to Clause 20 of this Fourth Schedule)

      (b) Without prejudice to the generality of sub-clause (a) above to indemnify the Lessors against any empty property rate or penal rate levied or assessed upon the Lessors by reason of the demised premises having been left empty

      (c) To ensure that the Lessors at all times have written notice of the name and address and telephone number of at least one keyholder of the demised premises

DISPLAYS AND ADVERTISEMENTS

14. Not to display or permit to be displayed on any part of the demised premises so as to be visible from outside the demised premises any name writing notice sign placard sticker or advertisement of whatsoever nature and not to place leave or install any merchandise or display outside the demised premises and on any breach by the Lessee the Lessors the Surveyor and their respective workmen may without notice and without prejudice to any other remedy of the Lessors remove the cause of the breach of this covenant and shall not be liable to make good any loss or pay compensation for so doing

TO KEEP CLEAN

15. (a) Not to allow any rubbish or refuse of any description to accumulate upon the demised premises or the Common Parts or on any other part of the Building save in suitably located dustbins provided by the Lessee for that purpose and so often as it shall be necessary or desirable and in any event at least once a week to cause such dustbins to be emptied

      (b) To keep the demised premises clean tidy and properly lighted

      (c) To clean the inside and outside of all windows in the demised premises at least once each month

      (d) Not to bring or keep or suffer to be brought or kept upon the demised premises or the Common Parts anything which in the reasonable opinion of the Lessors are or may become unclean unsightly or detrimental to the demised premises the Estate the Building or the Lessors' neighbouring premises and nearby premises (or any of them)

      (e) Not to discharge into any service channels oil grease solids or other deleterious matter or any substance which might be or become a source of danger or injury to the drainage system of the demised premises the Building the Estate or the Lessors' neighbouring premises (or any of them) or which may pollute the water of any watercourse so as to render the Lessors liable to action or proceedings by any person or body and to keep the service channels comprised within the demised premises unobstructed

      (f) Not to do or suffer anything which may cause or tend to cause an obstruction or blockage or disruption of the service channels in the demised premises the Building or the Estate

TO COMPLY WITH ENACTMENTS AND GIVE NOTICE

16. (a) At the Lessee's own expense to comply with the provisions and requirements of all enactments or of any competent national local or statutory authority court or body so far as they still subsist and have not been repealed and relate to or affect the demised premises or the use thereof

      (b) At the Lessee's own expense to do all works and all other things so as to comply with sub-clause (a) of this Clause including (without prejudice to the generality of the foregoing) the obtaining of any fire certificate required for the demised premises

      (c) Within seven days of receipt of notice thereof to give to the Lessors particulars of any provision or requirement of all enactments or as prescribed or required by any competent national local or statutory authority court or body or proposal therefor relating to the demised premises or the Estate or the Lessors' neighbouring premises (or any of them) or the condition or use thereof respectively and at the request of the Lessors but at the joint cost of the Lessors and the Lessee (save when the same relate exclusively to the demised premises when they shall be at the cost of the Lessee) to make or join with the Lessors in making such objection or representation against any such proposal as relates to the demised premises as the Lessors shall reasonably deem expedient

      (d) To pay to the Lessors upon demand a fair and proper proportion (to be conclusively determined by the Surveyor acting reasonably) of all reasonable and proper costs charges and expenses (including the Surveyor's and other professional advisers' fees) incurred by the Lessors of or incidental to

            (i) complying with all provisions and requirements of all enactments or as prescribed or required by any competent national local or statutory authority court or body and

            (ii) doing any works and other things reasonably necessary to comply therewith so far as the same relate to any premises capable of being used or enjoyed by the Lessee in common or jointly with any other person or the use thereof

TO COMPLY WITH THE PLANNING ACTS

17. (a) At all times during the said term to comply in all respects with the provisions and requirements of the Planning Acts and all licences consents permissions and conditions (if any) granted or imposed thereunder so far as the same respectively relate to or affect the demised premises or any part thereof and to keep the Lessors fully and effectually indemnified against all actions proceedings damages costs expenses claims and demands whatsoever in respect of or arising out of any contravention of the Planning Acts relating to or affecting the demised premises or any part thereof and against the cost of any permissions and consents thereunder and the implementation thereof

      (b) In the event of the Lessors giving consent to any of the matters in respect of which the Lessors' consent shall be required pursuant to the provisions of any covenant or condition contained in this Lease to apply at the cost of the Lessee to the local planning authority for all necessary consents and permissions in connection therewith and to give notice to the Lessors of the granting or refusal (as the case may be) of all such consents and permissions forthwith on the receipt thereof

      (c) In the event of the said planning authority agreeing to grant such necessary consent or permission only with modifications or subject to conditions to give to the Lessors forthwith full particulars of such modifications or conditions AND if such modifications or such conditions shall in the reasonable opinion of the Lessors be undesirable then the Lessee shall not implement or proceed with the matters works or change of use to which the application relates

      (d) If the Lessee shall receive any compensation in respect of the demised premises under or by virtue of the Planning Acts forthwith to make such provision as is just and equitable for the Lessors to receive its due benefit from such compensation

      (e) Not to apply for or implement any planning permission in respect of the whole or any part of the demised premises if such application or the implementation thereof would or might give rise to any tax charge or other levy payable by the Lessors

      (f) Unless the Lessors shall otherwise direct to carry out before the expiration or sooner determination of the said term any works stipulated to be carried out to the demised premises by a date subsequent to such expiration or sooner determination as a condition of the grant of any planning permission obtained by the Lessee during the said term

NOT TO VITIATE INSURANCE

18. (a) Not to do or omit to do (or permit or suffer to be done or omitted to be done) anything whereby the policy or policies of insurance on the Building against the insured risks may become void or voidable or whereby the rate of premium thereon or upon the Estate or upon the Lessors' neighbouring premises may be increased or cause the insurers to impose more onerous terms in such policy or policies and to repay to the Lessors all sums paid by way of increased premiums and any expenses incurred by the Lessors in or about any renewal of such policy or policies consequent upon a breach of this covenant and all such sums shall be added to the rent herein reserved and be recoverable upon demand as rent and in the event of the Building or any part thereof being damaged by the insured risks and the insurance money under any insurance effected against the same being wholly or partly irrecoverable by reason solely or in part of any act omission neglect or default of the Lessee or their employees servants agents independent contractors customers visitors licensees invitees or any other person under the Lessee's control then and in every such case the Lessee will forthwith pay to the Lessors the amount of the insurance monies which is irrecoverable

      (b) To comply with any requirements or recommendations of the insurers of the Building

      (c) To notify the Lessors forthwith upon becoming aware of the whole or any part of the demised premises or the Common Parts being destroyed or damaged by any of the insured risks

TO INDEMNIFY

19. To keep the Lessors fully and effectually indemnified from and against all liability in respect of losses damages proceedings claims costs expenses and any other liability whatsoever arising from or in connection with

      (a) the injury or death of any person

      (b) damage to or destruction of any property whatsoever

      (c) the infringement disturbance or destruction of any rights easements or privileges arising directly or indirectly out of:-

      (i) the state of repair and condition or use of the demised premises or works carried out or in the course of being carried out to the demised premises

      (ii) anything now or hereafter attached to or projecting from the demised premises by or on behalf of the Lessee any underlessee or their respective servants or agents or any other person under the Lessee's or underlessee`s control

      (iii) any act default or negligence of the Lessee any underlessee or their respective servants or agents or any other person under the Lessee's or underlessee's control and to insure against such liability in a reputable Insurance Office

AS TO ASSIGNMENTS ETC.

20. (a) Not to assign part with possession of or charge by way of legal mortgage in any way any part of the demised premises less than the whole

      (b) Not to assign the whole of the demised premises except to a permitted assignee and the expression "permitted assignee" shall mean a substantial and respectable body or person whose registered office principal place of business or address is within the United Kingdom who in the reasonable opinion of the Lessors shall have the capacity and the qualifications necessary to observe and perform all the provisions of this Lease and who shall prior to any such assignment have

            (i) submitted references reasonably satisfactory to the Lessors and

            (ii) entered into a direct covenant under seal with the Lessors to pay the rents reserved by and to observe and perform the covenants conditions agreements and stipulations contained in this Lease and on the part of the Lessee to be observed and performed and

            (iii) in the case of a permitted assignee which is a private limited company and if reasonably so required by the Lessors procured that not less than two persons or a corporate body acceptable to the Lessors (and in respect of whom full information shall have been supplied to the Lessors) enter into a Deed of Guarantee in such form as the Lessors may reasonably require (for the avoidance of doubt like covenants conditions agreements and declarations to those contained in the Seventh Schedule hereto being in all respects reasonable for the purpose of such Deed of Guarantee)

      (c) Not to underlet the whole or any part of the demised premises

      (d) Not to share possession of the whole or any part of the demised premises save with another member of the same group as defined by Section 42 of the Landlord and Tenant Act 1954 subject to the following conditions

            (i) the relationship of landlord and tenant shall not be created and shall not at any time during such sharing arise and

            (ii) the member of the same group shall not be permitted to have exclusive occupation of the whole or any part of the demised premises and

            (iii) the member of the same group's sharing of possession shall determine upon their ceasing to be within the definition contained in the said Section 42 of the Landlord and Tenant Act 1954

      (e) Not to hold or occupy the demised premises or any part thereof as trustee or agent or otherwise for the benefit of any other person

      (f) Not to part with possession of the demised premises or any part thereof except by virtue of an assignment of a kind permitted by this Clause and with the prior written consent of the Lessors (such consent not to be unreasonably withheld or delayed)

      (g) Not without the prior consent in writing of the Lessors (such consent not to be unreasonably refused in the case of a chargee by way of legal mortgage reasonably acceptable to the Lessors) to charge by way of legal mortgage in any way the whole of the demised premises

      (h) Not to mortgage the demised premises or any part thereof by way of subdemise

TO GIVE NOTICE OF ASSIGNMENTS, DEVOLUTIONS ETC.

21. (a) To produce a copy certified by a solicitor of every assignment transfer charge Probate Letters of Administration order instrument or other writing effecting or evidencing any transmission or devolution of any estate or interest in the demised premises or any part thereon to the Solicitors of the Lessors for registration within one month from the date thereof and to pay to the Lessors' Solicitors their reasonable fees for each such registration

      (b) Within one month of an assignment of this Lease to give to the Lessors written notice of the person to whom future rent demands should be sent

AS TO LOSS OR ACQUISITION OF EASEMENTS

22. (a) Not to knowingly permit any easement or right comprised in belonging to or used with the demised premises or any part thereof from being obstructed or lost

      (b) Not to give to any third party any acknowledgement that the Lessee enjoys the access of light to any of the windows or openings in the demised premises by the consent of such third party nor to pay to such third party any sum of money nor to enter into any agreement with such third party for the purpose of inducing or binding such third party to abstain from obstructing the access of light to any such windows or openings

      (c) To take all such steps as may be necessary to prevent the acquisition of any easement or right against over upon or under the demised premises or any part thereof and any encroachment thereon and to give to the Lessors immediate notice of any encroachment or threatened encroachment upon the demised premises or any attempt to acquire any easement or right under or over the demised premises which shall be within the Lessee's knowledge and to do all such things as may be necessary to prevent any encroachment being made or any new easement being acquired

TO PRODUCE PLANS/DOCUMENTS

23. If and whenever called upon so to do to produce to the Lessors or the Surveyor all such plans documents or other evidence as the Lessors may from time to time reasonably require to satisfy themselves that the Lessee has complied in all respects with the provisions of the Lessee's covenants herein

NOT TO INTERFERE WITH RESERVED RIGHTS

24. Not to interrupt or interfere with the exercise of the rights contained or referred to in the First Part of the Second Schedule hereto

TO PERMIT ENTRY FOR RELETTING ETC.

25. During the last six months before the expiration or sooner determination of the said term or after the expiration thereof (or at any time during the said term in the event of a sale of the Lessors' interest in the demised premises) to permit the Lessors and the Surveyor to enter upon the demised premises and to affix upon any suitable part or parts thereof a notice board or boards for reletting or other disposal of the demised premises and not to remove or obscure the same PROVIDED that such boards do not interfere with the access or the access of light and air to and from the demised premises and at all reasonable times in the daytime on reasonable prior notice to permit all persons authorised by the Lessors or the Surveyor to enter and inspect the demised premises

TO YIELD UP

26. At the expiration or sooner determination of the said term peaceably and quietly to surrender and yield up to the Lessors the demised premises (together with all keys thereto) so repaired maintained decorated cleansed glazed painted and kept as herein provided and if so required by the Lessors to remove such tenants' fixtures as the Lessors may specify the Lessee making good all damage caused by the removal of these to the reasonable satisfaction of the Surveyor

AS TO FAILURE OF GUARANTEE AND ADDITIONAL GUARANTEES

27. Within fourteen days of the death during the said term of any person (being an individual) who has guaranteed to the Lessors the performance of the Lessee's covenants herein or of such person being adjudged bankrupt or entering into a composition scheme or arrangement with or for the benefit of such person's creditors or being a company becoming subject to an administration order or suffering a trustee receiver or similar officer to he appointed over the whole or any part of the company's undertaking property or assets or being the subject of a winding up order by the Court (save for the purpose of reconstruction or amalgamation of a solvent company not involving a realisation of assets) or passing a resolution for winding up (save as aforesaid) or otherwise entering into liquidation to give notice thereof to the Lessors and if so reasonably required by the Lessors at the expense of the Lessee within twenty eight days to procure that some other person or body acceptable to the Lessors enters into a Deed of Guarantee in such form as the Lessors may reasonably require (for the avoidance of doubt like covenants conditions agreements and declarations to those contained in the Seventh Schedule hereto being in all respects reasonable for the purpose of such Deed of Guarantee)

AS TO VALUE ADDED TAX

28. Any sums payable by the Lessee under this Lease are exclusive of Value Added Tax and where the Lessee is required by this Lease to pay to the Lessors or any other person any sum in respect of the supply of goods or services for Value Added Tax purposes (or for the purposes of any substituted tax) the Lessee will also on demand discharge any liabilities of the Lessors relating to Value Added Tax (or substituted tax) in respect of any supply (whether or not the supply is taxable following an election by the Lessors)

STATUTORY ACQUISITIONS

29. Not to do or omit to do any act matter or thing as a consequence whereof the Lessors' reversion immediately expectant upon the determination of the said term shall become liable to acquisition pursuant to any enactments

FIRE FIGHTING APPLIANCES

30. To keep the demised premises sufficiently supplied and equipped with such suitable fire fighting and extinguishing appliances is shall from time to time be required by law or by the local or other competent authority and by the Lessors' insurers and such appliances shall be open to inspection and shall be properly maintained and also not to obstruct the access to or means of working such appliances or the means of escape from the demised premises in case of fire

TO CARRY OUT THE LESSEE'S NEW WORKS

31. At the Lessee's own expense forthwith to apply for and diligently seek to obtain all licences approvals plans consents and permissions and other things necessary for the carrying out of the Lessee's New Works from the Local Planning Authority and from any other Authority whose approval permission or consent shall be necessary and to comply in all respects with the enactments relating thereto and subject to all necessary approvals and consents having been obtained at the Lessee's expense to carry out the Lessee's New Works in compliance as aforesaid as soon as reasonably practicable the Lessee's New Works to be executed in a good and substantial manner employing good materials and workmanship and in conformity in every respect with the specifications plans and drawings which shall first have been submitted to and approved in writing by the Surveyor such approval not to be unreasonably withheld (with such alterations only as shall first have been authorised by the Lessors in writing) and in all respects to the reasonable satisfaction of the Surveyor and to the satisfaction of any relevant authority

NOT TO OBSTRUCT

32. Not to permit any vehicles to stand on the roadways comprised within the Estate or on any other part of the Estate except on the car parking spaces forming part of the Common Areas or other areas which shall have been designated by the Lessors as a loading bay for the Lessee (but during the period of loading and unloading of vehicles only) and (subject to paragraph (3) of the Second Part of the First Schedule) not to park on or obstruct any Common Parts or any communal part of the Estate

TO COMPLY WITH REGULATIONS

33. To comply with all reasonable regulations made by the Lessors from time to time for the management of the Building the Estate and of any land or premises used or to be used in common by the Lessee or jointly with any other person and to procure that the Lessee's employees agents and all persons under the control of the Lessee shall at all times observe and perform the same

AS TO WATER SUPPLY

34. Not to use or permit or suffer to be used the supply of water to the Estate for any purpose other than the Lessee's purposes hereby permitted and not in any event to use the same or permit or suffer the same to be used for research or industrial purposes without the provision of a proper recirculation system to a specification first approved by the Statutory Water Undertaker or otherwise in compliance with the reasonable recommendations of the Water Authority

TO COMPLY WITH PLANNING AGREEMENTS

25. In addition to and not in substitution for or limitation of the covenants contained herein and in particular the Lessee's covenants as to the use of the demised premises or any part thereof to observe and perform all the covenants on the Lessors' part in the Planning Agreements and the agreements and provisions of the Planning Agreements to the extent that the same affect the demised premises or any part thereof and at all times to indemnify the Lessors against any breach or non-observance of the same by the Lessee

                   THE FIFTH SCHEDULE hereinbefore referred to
                               LESSORS' COVENANTS

AS TO QUIET ENJOYMENT

1. That the Lessee paying the rents hereby reserved at the times and in the manner herein appointed and performing and observing the covenants on the Lessee's part and the conditions agreements and stipulations herein contained may peaceably enjoy the demised premises for the said term without any lawful interruption from the Lessors or any person lawfully claiming under or in trust for the Lessors

TO INSURE

2. (a) That the Lessors will during the said term insure and keep insured in an established insurance office of repute the Building (excluding all plate and other glass therein) against the insured risks with a sum assured to cover the following

            (i) the full reinstatement value thereof (excluding the amount of any insurance excess for which the Lessee shall be liable) to be determined from time to time by the Lessors' Surveyor and

            (ii) architect's surveyor's and other professional fees demolition site clearance and the cost of boarding and propping including a due allowance for cost increases over any likely rebuilding period and

            (iii) three years' loss of rent and

            (iv) liability attaching to the Lessors as owners or landlords of the Building

            (v) incidental expenses

      AND the Lessors may insure the air conditioning (if any) central heating installations passenger lifts hoists (or any of them) separately in such manner and for such amount as the Lessors may from time to time reasonably determine

      (b) The Lessors shall have full power to settle and adjust with the insurers all questions with regard to the liability of the insurers and the amount or amounts payable under any policy

      (c) The Lessors shall inform the insurers of the Lessee's interest in the demised premises

      (d) The Lessors shall whenever reasonably requested produce to the Lessee a copy of the insurance policy or policies (or a summary of its or their terms to include details of the exclusions and limitations imposed by the insurers and any requirements of the insurers in relation to any of the matters referred to in paragraph 9 of the Fourth Schedule) and satisfactory evidence of payment of the current premium

TO REINSTATE

3. In case the demised premises or the Common Parts or any parts thereof respectively shall at any time during the said term be destroyed or damaged by the insured risks so as to be unfit for occupation or use then (unless any monies payable under any policy of the Lessors shall be refused either by reason of any act omission neglect or default of the Lessee or their employees servants agents independent contractors customers visitors licensees invitees or any other person under the Lessee's control or by reason of any breach of the provisions of Clause 18 of the Fourth Schedule to this Lease) and subject to the Lessors obtaining all necessary consents licences or approvals (which it shall use its best endeavours consistent with reasonable commercial prudence to obtain) as soon as reasonably practicable and when lawful so to do the Lessors will apply all monies received (other than in respect of loss of rent fees demolition site clearance the cost of boarding and propping and any sums paid to the Lessors to indemnify the Lessors for any liability as owner or as landlord of the demised premises or the Common Parts or otherwise payable on the occurrence of a risk not involving damage to the demised premises all of which shall in all circumstances belong to the Lessors) by virtue of such insurance as aforesaid towards reinstating so far as practicable the damage to the demised premises or Common Parts or any parts thereof caused by the insured risks

TO MAINTAIN SPINE ROAD

4. To maintain the roads and footpaths shown coloured brown on Plan A and the main spine road on the Estate until such time as they shall be adopted by the local authority as being maintainable at the public expense

TO PROVIDE SERVICES

5. Subject to the Lessee paying the Service Charge specified in the First Part of the Third Schedule hereto to provide the Lessors' Services in a competent manner and in accordance with good estate management practice and in particular

      (a) to maintain repair renew and otherwise keep in good repair and condition the Building including the roof structure and foundations thereof save such parts as are maintainable by the several lessees of the Building (including the Lessee) in pursuance of the repairing covenants in their respective occupational leases

      (b) as often as the Lessors deem necessary and not less than every five years to clean paint redecorate and otherwise treat to protect all the outside wood metal brick and cement work and other external surfaces of the Building in a workmanlike manner and in colours determined by the Lessors

      (c) to keep all fixtures and fittings in the Common Parts in good order and repair and to replace such fittings and fixtures as and when replacement is necessary or requisite

      (d) at all times during the said term to maintain the service channels used in common in good order and to maintain and repair the other appurtenances and amenities of the Building in good order and condition and free from litter and to clean the outside surfaces of all windows at proper intervals

PROVIDED THAT the Lessors shall not be liable to the Lessee in respect of

      (i) any failure or interruption in any of the Lessors' Services by reason of necessary repair replacement maintenance of any installation or apparatus or their damage or destruction or by reason of mechanical or other defect or breakdown or frost or other inclement conditions or shortage of fuel materials water or labour or any other cause beyond the Lessors' control provided that the Lessors use all reasonable endeavours to restore the Lessors' Services in question as speedily as possible

      (ii) any act or omission or negligence of any employee agent or other person undertaking the Lessors' Services or any of them on behalf of the Lessors

                   THE SIXTH SCHEDULE hereinbefore referred to
                             THE LESSEE'S NEW WORKS

The works to be carried out by the Lessee as detailed in the drawing numbered 356-23 prepared by Ron Eggar

                  THE SEVENTH SCHEDULE hereinbefore referred to
                      GUARANTOR'S COVENANTS AND AGREEMENTS

1. The Guarantor HEREBY COVENANTS with and guarantees to the Lessors that

      (a) the Lessee will at all times during the said term and until the Lessors have beneficial occupation of the demised premises pay the rents hereby reserved and all other sums and payments covenanted and or agreed to be paid by the Lessee at the respective times and in manner herein appointed for payment thereof and will also duly perform and observe and keep the several covenants and provisions on the Lessee's part herein contained and

      (b) the Guarantor will pay and make good to the Lessors all losses liabilities costs and expenses sustained by the Lessors through the default of the Lessee in respect of any of the before mentioned matters and

      (c) that any neglect or forbearance of the Lessors in endeavouring to obtain payment of the said several rents and payments as and when the same become due or their delay to take any steps to enforce performance or observance of the several covenants and provisions herein on the Lessee's part contained and any time which may be given by the Lessors to the Lessee shall not release or in any way lessen or affect the liability of the Guarantor under the guarantee on the Guarantor's part herein contained and

      (d) if the Lessee (being a Company) shall become subject to an administration order or be the subject of a winding up order by the Court or otherwise go into liquidation or if the Lessee (being an individual) shall be adjudged bankrupt and the Liquidator or Administrator or the Trustee of the bankrupt's estate (as the case may be) shall disclaim this Lease and if the Lessors shall within three months after such disclaimer by notice in writing require the Guarantor to accept a lease of the demised premises for a term equal to the residue which if there had been no such disclaimer would have remained of the said term at the same rents and under the like covenants and provisions as are reserved by and contained in the Lease (other than the specific covenants on the part of the Guarantor contained in Clause 6 of this Lease but imposing like requirements for a Deed of Guarantee to those set out in the Lessee's covenants contained in the Fourth Schedule hereto) the said new lease and the rights and liabilities thereunder to take effect as from the date of the said disclaimer then and in such case the Guarantor shall accept such lease accordingly and execute and deliver to the Lessors a counterpart thereof in all respects at the sole cost of the Guarantor and

      (e) if any sums payable by the Guarantor under this Clause 1 remain unpaid for seven days after falling due to pay to the Lessors on demand Interest on all such amounts from the date the same respectively fell due until the date of actual payment thereof

AGREEMENTS BY GUARANTOR

2.  It is hereby agreed and declared that

    (a) the Guarantor covenants as Principal Debtor and not as guarantor and accordingly (for the avoidance of doubt)

            (i) it shall not be necessary for the Lessors to resort to or seek to enforce any other guarantee or security (whether from the Lessee or otherwise) before claiming payment hereunder and

            (ii) until all monies and liabiities due or incurred by the Lessee to the Lessors have been paid or discharged in full notwithstanding payment in whole or in part of the amount by the Guarantor or any purported release or cancellation hereof the Guarantor shall not by virtue of any such payment or by any other means or on any other ground

                 (aa) claim any set off or counter claim against the Lessee in respect of any liability on the part of the Guarantor to the Lessors and

                 (bb) make or enforce any claim or right against the Lessee or prove in competition with the Lessors or exercise any right as a preferential creditor against the Lessee or against the assets of the Lessee

      and

      (b) the Guarantor's covenants herein contained shall not be affected or modified in any way by the liquidation or dissolution of the Lessee or the appointment of any receiver administrator or manager and

      (c) the Lessors shall be at liberty at all times without affecting or discharging the Guarantor's liability hereunder

      (i) to vary release or modify the rights of the Lessors against the Lessee hereunder with the prior written consent of the Lessee but without the Guarantor's consent and

      (ii) to compound with discharge release or vary the liability of the Lessee or any other guarantor or other person and

      (iii) to appropriate any payment the Lessors may receive from the Lessee the Guarantor or any other person towards such monies due under this Lease as the Lessors shall in their absolute discretion think fit

                  THE EIGHTH SCHEDULE hereinbefore referred to

Partitioning, carpets, telephone system, access control equipment, window blinds, wiring and two secure areas

THE COMMON SEAL of THE        )
MASTER FELLOWS AND            )
SCHOLARS OF TRINITY           )                                [SEAL]
COLLEGE CAMBRIDGE was         )
affixed to this Deed in the   )
presence of:-                 )


/s/ [Illegible]     Senior Bursar


/s/ [Illegible]     Junior Bursar